SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                   ______________________________

                              FORM 8-K

                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

                ____________________________________



Date of report (Date of earliest event reported): December
12, 1997


                     CRYOMEDICAL SCIENCES, INC.
         (Exact Name of Registrant as Specified in Charter)



       Delaware                                    0-18170
                 94-3076866
(State or Other Juris-                     (Commission File
No.)             (IRS Employer
diction of Incorporation)
                  Identification No.)


1300 Piccard Drive, Suit 102, Rockville, MD
        20850
(Address of Principal Executive Offices)
    (Zip Code)


Registrant's telephone number, including area code:
(301) 417-7070


                                                                N/A
          (Former Name or Former Address, if Changed Since
Last Report.)


ITEM 4.  Changes in Registrant's Certifying Accountant.

        (i)      On December 12, 1997, Deloitte & Touche
LLP ("D&T") resigned as the principal accountant to audit the financial statements of Cryomedical Sciences, Inc. (the "Company").

        (ii) D&T's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        (iii) In view of the fact that D&T resigned, this matter was not presented for recommendation or approval by the board of directors of the Company or any committee thereof.

        (iv)     During the Company's two most recent
fiscal years and for the quarters ended March 30, 1997, June 29, 1997 and September 28, 1997, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused
D&T to make reference to the subject matter of the disagreement in connection with its report.

ITEM 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

                 (c)      Exhibits

                          None.

                             Signatures:

        Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





CRYOMEDICAL SCIENCES, INC.


By: /s/ Richard Reinhart
Richard Reinhart
President and Chief Executive Officer


Date:   December 19, 1997